                                                                   EXHIBIT 10.15



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.










--------------------------------------------------------------------------------







                               STANDARD AGREEMENT



                                 BY AND BETWEEN

                                 POWER-ONE, INC.

                                       AND

                           ACCELERATED NETWORKS, INC.

                                      DATED

                                  JUNE 1, 1999








--------------------------------------------------------------------------------

                            POWER-ONE POWER SUPPLIES


                          POWER-ONE STANDARD AGREEMENT

                                     Between


                                 POWER-ONE, INC.
                                 740 CALLE PLANO
                              CAMARILLO, CALIFORNIA

                                       and


                              ACCELERATED NETWORKS
                                301 SCIENCE DRIVE
                               MOORPARK, CA 93021

                             Agreement Log # 97-028

I.      PURPOSE

        This Agreement sets forth the terms and conditions between Power-One, Inc. (hereinafter called "SELLER") and Company (hereinafter called "BUYER"), for the purchase of power supplies as specified in Exhibit "A," which satisfies all of the requirements of this Agreement.

II.     TERM OF AGREEMENT

        The term of this Agreement shall be effective during the period starting June 1, 1999 (Effective Date) and ending December 1, 2000 with part numbers, quantities and prices as specified in Exhibit "A."

III.    PRODUCTS

        SELLER shall manufacture and ship to BUYER, and BUYER shall accept and pay for, at the prices set forth in Exhibit "A," products in accordance with purchase order releases by BUYER hereunder. All such purchase orders shall be governed by the terms of this Agreement. Additional products may be added to this Agreement by mutual written consent.

IV.     DELIVERY

        Shipment of product to BUYER is FOB point of shipment. Title to Product shall pass from SELLER to BUYER upon delivery to common carrier.

V.      PRODUCT IDENTIFICATION

        Each unit provided to BUYER by SELLER will be identified by date code identifying date of manufacture.

VI.     RELEASES AND SCHEDULE ADJUSTMENTS

        Production releases will be made only by issuance of Purchase Orders from BUYER. SELLER will acknowledge all Purchase Orders in written form. BUYER is responsible for taking all quantities released via purchase orders within the terms of this Agreement.

        BUYER may elect to purchase products during the term of this Agreement. This quantity entitles BUYER to the unit price on each product as specified on Exhibit "A." If, upon termination of the Agreement, BUYER has not purchased the minimum quantities of products required to meet the above referenced unit price, BUYER will be billed and agrees to pay the difference between the unit price and the actual price entitled BUYER as determined by Exhibit "A" for each model, and all material liability as outlined below.

        In the event of termination or non-renewal of this Agreement, BUYER shall assume responsibility for the cost of all non-cancelable, non-returnable materials on hand and on order to support open purchase orders and forecast. Non-cancelable, non-returnable materials include: finished goods; manufactured Sub-assemblies, e.g., sheet metal, PCB's; and unique raw materials and/or materials that cannot be diverted for use by other customers. This includes any safety stock as noted on Exhibit "B."

        For all Standard Product, (those parts listed in the Power Supply Reference Guide) the first 45 days of the scheduled release and/or provided forecast cannot be re-scheduled.

        For all Non-standard Product, the first 60 days of the rolling schedule is firm. For the next 30 days beyond 60 days, schedule changes will not exceed +/-10%. The next 30 days beyond 90 days, +1-15%; The next 30 days beyond 120 days, +/-20%.

        Buyer will supply Seller with updated forecasts of the part numbers listed on Exhibit A monthly. These forecasts will be in monthly buckets over a planning horizon of twelve months.

VII.    LIMITED WARRANTY

        PRODUCT SHALL BE WARRANTED AGAINST DEFECTS IN MATERIALS AND WORKMANSHIP FOR A PERIOD OF TWO (2) YEARS FROM DATE OF SHIPMENT. EXCEPT FOR THOSE EXPRESSLY SET FORTH IN THIS SECTION, SELLER HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, AS TO THE PRODUCT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SELLER WILL NOT BE LIABLE FOR ANY DAMAGE, LOSS, COST OR EXPENSE FOR BREACH OF WARRANTY, EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THIS SECTION, AND BUYER AGREES THAT SELLER'S WARRANTY LIABILITY, AND BUYER'S EXCLUSIVE

        REMEDY, ARE EXPRESSLY LIMITED TO THE REPAIR OR REPLACEMENT OF PRODUCTS PURSUANT TO THE WARRANTY SET FORTH IN THIS SECTION. BUYER HEREBY EXPRESSLY WAIVES ALL CLAIMS FOR CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, INCLUDING (BUT NOT LIMITED TO) ANY SUCH DAMAGES ARISING BY BREACH OF WARRANTY, FAILURE OR DELAY IN MANUFACTURE OR DELIVERY OF PRODUCTS, OR IN USE OR PERFORMANCE OF PRODUCTS.

VIII.   PAYMENT TERMS

        All invoices from the factory shall be paid within [***] of shipment date. A penalty will be assessed at the rate of [***] percent per month on any account unpaid after [***]. All collection costs (i.e., attorney, court costs, etc.) will be borne by BUYER.

IX.     REPAIRS

        When returning products for service, please follow these procedures:

        1. Contact Power-One's Product Repair Service Rep. for authorization to return products:

               Power-One, Inc.               Phone:  805-987-8741 extension 4179
               740 Calle Plano               FAX#  805-388-0476
               Camarillo, CA 93012

        2. A Returned Material Authorization (RMA) will be issued and must appear on all shipping documents and containers.

        3. Products must be returned and freight prepaid. Products returned freight collect or without an RMA Number will be rejected and returned freight collect.

X.      FORCE MAJEURE

        SELLER and BUYER shall not be liable for any delay or failure to perform its obligations under this Agreement arising out of causes beyond its reasonable control, including, but not limited to, acts of God or public enemy, acts of other parties, acts of civil and military authority, epidemics, unusually severe weather, or shortage of power or fuel. In no event shall SELLER be liable for any damages to Buyer caused thereby whether direct, indirect, special or incidental.

-----------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.



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

XI.     CHOICE OF LAW

        It is agreed between the parties that this Agreement shall be governed and construed according to the laws of California.

XII.    SEVERABILITY

        The invalidity, in whole or in part, of any provision herein shall not affect the validity or enforceability of any other provision herein.

XIII.   NOTICE

        Except as may be required for detailed instructions (such as forecasts, Purchase Orders/confirmations) concerning administration of this Agreement, any notices required by the Agreement, or with respect to the Agreement, shall be considered as having been given or made, if received by Certified or Registered Mail to:

        SELLER:                                  BUYER:
        ------                                   -----
        Power-One, Inc.                          Company Name:  Accelerated Networks, Inc.
        740 Calle Plano                          Address:  301 Science Drive
        Camarillo, CA 93012                      Address:  Moorpark, CA  93021
        Attention: Vice President of Sales       Attention:  Chief Financial Officer

XIV.    BANKRUPTCY

        If either party commits an act of bankruptcy, or if any proceeding in bankruptcy or insolvency is brought by a party (or against a party and is not dismissed within 60 days), the other party may terminate this Agreement in whole or in part upon thirty days written notice to the other party.

XV.     HOLD HARMLESS

        The BUYER shall save the SELLER harmless from and against and shall indemnify the SELLER for any liability, loss, cost, expenses, or damages howsoever caused by reason of any injury (whether to body, property, or personal or business character or reputation) sustained by or to any person or property by reason of any act, neglect, default, or omission of BUYER or any of BUYER'S agents, employees, representatives, or for reason of the performance of its products.

XVI.    MODIFICATION OF THIS AGREEMENT

        No revision, modification, or amendment of this Agreement shall be effective unless such revision, modification, or amendment is in writing and signed by the parties hereto.



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

XVII.   TERMINATION OF AGREEMENT

        This Agreement will end on the date specified under "Period of Performance" unless extended in writing by both parties.

XVIII.  ENTIRE AGREEMENT

        This Agreement constitutes the entire Agreement between the parties hereto, supersedes and terminates without claim any and all prior and existing Agreements or agreements whether oral or in writing, as of the Effective Date of this Agreement.

IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed by their respective duly authorized representatives on the Effective Date hereof.


SELLER: POWER-ONE, INC.                      BUYER:  COMPANY NAME

By:    /s/ David J. Hage                     By:     /s/ Frederic T. Boyer
       ----------------------------------            ---------------------------
       David J. Hage                                 Printed Name

Title: Senior V.P.  Sales & Marketing                Frederic T. Boyer
                                                     ---------------------------
                                                     Signed Name
Date:  6/21/99
       ----------------------------------   Title:   Chief Financial Officer
                                                     ---------------------------

                                             Date:   6/24/99
                                                     ---------------------------

                                   EXHIBIT "A"


The quantities specified are a minimum, but BUYER may purchase more than this quantity at the same price within the term of this Agreement.


                                                          Production     Min. Order
Item      Part Number      Quantity        Unit Price     Lead-time      Per Release
----      -----------      --------        ----------     ----------     -----------
 1           SP637          [***]             [***]         [***]           [***]


Any units required in less than the specified lead-time, at time of order, may be subject to an expedite fee.

BILL-BACK CLAUSE:

If BUYER does not purchase the minimum quantity given above, the BUYER agrees to the following bill-back based on the actual quantities purchased during the term of this Agreement.


Actual Quantity Purchased               Price          Bill-back
-------------------------               -----          ---------

          [***]                         [***]            [***]

          [***]                         [***]            [***]

          [***]                         [***]            [***]

          [***]                         [***]            [***]

-----------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT "B"


FINISHED GOODS SAFETY STOCK

SELLER agrees to plan finished goods safety stock by coding in its information system the following:


Item      Part Number                    Quantity
----      -----------                    --------
 I           SP637                         [***]

SELLER plans on replenishing the safety stock levels within the established part numbers' lead-time. However, should orders exceed safety stock plus forecast, replenishment time may be greater than the lead-time.

COMPONENTS SAFETY STOCK

n/a


-----------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.